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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 20, 2003


                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of December 1, 2003, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2003-12)


                       AMERIQUEST MORTGAGE SECURITIES INC.
             (Exact name of registrant as specified in its charter)
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           Delaware                 333-105982            33-0885129
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                                92868
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(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:  (714) 564-0660
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                                       -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On December 5, 2003, a series of certificates, entitled Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2003-12 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Ameriquest Mortgage Securities Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of thirteen classes of certificates (collectively, the "Certificates"), designated as the Class AV-1 Certificates, Class AV-2 Certificates, Class AF Certificates, Class S Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class CE Certificates, Class P Certificates and Class R Certificates, collectively, the "Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable-rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $572,457,826.28 as of December 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreement, dated December 3, 2003, between Ameriquest and the Depositor (the "Mortgage Loan Purchase Agreement"). The Class AV-1 Certificates, Class AV-2 Certificates, Class AF Certificates, Class S Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates and Class M-6 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Representative"), pursuant to an Underwriting Agreement, dated December 3, 2003 (the "Underwriting Agreement") among the Depositor, Ameriquest, Greenwich Capital Markets, Inc., the Representative, Citigroup Global Markets Inc., Banc of America Securities LLC and Deutsche Bank Securities Inc..





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                                       -3-


         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


             INITIAL CERTIFICATE    PASS-THROUGH                    INITIAL CERTIFICATE   PASS-THROUGH
   CLASS     PRINCIPAL BALANCE(1)       RATE           CLASS        PRINCIPAL BALANCE(1)      RATE
-----------  --------------------   -------------   ------------    --------------------  -------------
AV-1.......      $504,105,000       Variable(2)     M-2.........       $35,625,000        Variable(2)
AV-2.......      $ 74,123,000       Variable(2)     M-3.........       $ 9,375,000        Variable(2)
AF.........      $ 44,272,000        4.535%(3)      M-4.........       $ 9,375,000        Variable(2)
S..........               (4)           (4)         M-5.........       $ 7,875,000        Variable(2)
M-1........      $ 45,000,000       Variable(2)     M-6.........       $ 7,500,000        Variable(2)

___________________
(1) Approximate.
(2) The pass-through rate on this Class of Certificates is generally based on one-month LIBOR plus an applicable margin and subject to increase and a rate cap, as described in the prospectus supplement.
(3) Subject to increase and subject to a rate cap, as described in the prospectus supplement.
(4) The Class S Certificates will have a declining notional amount as described herein and will accrue interest for the first 30 interest accrual periods at 5.00% per annum, subject to a rate cap, as described in the prospectus supplement. The Class S Certificates will not accrue interest following the 30th interest accrual period.

The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated December 3, 2003 (the "Prospectus Supplement"), and the Prospectus, dated August 4, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




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                                       -4-



Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

         Exhibit No.                            Description
         -----------                            -----------
              4.1 Pooling and Servicing Agreement, dated as of December 1, 2003, by and among Ameriquest Mortgage Securities Inc. as Depositor, Ameriquest Mortgage Company as Master Servicer and Deutsche Bank National Trust Company as Trustee relating to the Series 2003-12 Certificates.




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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 15, 2004


                                                      AMERIQUEST MORTGAGE
                                                      SECURITIES INC.


                                                      By:    /s/Jule J. Keen
                                                         -----------------------
                                                      Name:  Jule J. Keen
                                                      Title: EVP







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                                       -6-


                                Index to Exhibits
                                -----------------




                                                                   Sequentially
Exhibit No.                       Description                      Numbered Page
-----------                       -----------                      -------------

    4.1          Pooling and Servicing Agreement, dated as of            7
                 December 1, 2003, by and among Ameriquest
                 Mortgage Securities Inc. as Depositor,
                 Ameriquest Mortgage Company as Master
                 Servicer and Deutsche Bank National Trust
                 Company as Trustee relating to the Series
                 2003-12 Certificates.






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                                   Exhibit 4.1